Exhibit 99.2

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated B.A. Pargh Company Virtual Demand, Inc.	ACCRUAL BASIS
02/13/95, RWD, 2/96
CASE NUMBER:	03-34762-HDH-11

JUDGE:	H.D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN            DISTRICT OF            TEXAS

      6 DIVISION

MONTHLY OPERATING REPORT-REVISED

MONTH ENDING: July 31, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan	Interim Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Eric T. Logan	August 20, 2003
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Mark Corjay	Vice President, Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Mark Corjay	August 20, 2003
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated	ACCRUAL BASIS-1
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
			May 31, 2003	June 30, 2003	07/31/03
ASSETS
1.	UNRESTRICTED CASH	$1,296,376	$4,054,267	$5,668,345	$4,087,393
2.	RESTRICTED CASH
3.	TOTAL CASH	$1,296,376	$4,054,267	$5,668,345	$4,087,393

4.	ACCOUNTS RECEIVABLE (NET)	$17,323,114	$9,878,718	$6,087,869	$5,438,355
5.	INVENTORY	$29,488,615	$27,836,274	$19,630,038	$10,953,376
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES	$4,385,371	$5,568,105	$5,867,949	$4,691,892
8.	OTHER (ATTACH LIST)
	Intercompany accounts receivable,net	$8,302,227	$8,851,383	$13,236,298	$13,036,952
	Credit card and other receivables	$221,169	$142,089	$630,864	$174,832
	Deferred tax asset	$28,497,969	$28,239,610	$28,239,610	$28,239,610
	Taxes receivable	$8,317,016	$9,948,656	$12,348,113	$16,230,699
	Prepaid merchandise	$0	$0
	Employee payroll/travel advances	$23,768	$13,631	$21,047	$23,185
	TOTAL OTHER	$45,362,149	$47,195,369	$54,475,932	$57,705,278
9.	TOTAL CURRENT ASSETS	$97,855,625	$94,532,733	$91,730,133	$82,876,294

10.	PROPERTY, PLANT & EQUIPMENT	$46,587,581	$46,627,279	$46,627,279	$46,627,279
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$18,626,655	$19,088,891	$19,638,593	$20,185,000
12.	NET PROPERTY, PLANT & EQUIPMENT	$27,960,926	$27,538,388	$26,988,686	$26,442,279

13.	DUE FROM INSIDERS	$67,289	$67,289	$8,600
14.	OTHER ASSETS - NET OF OTHER AMORTIZATIONS
	Reserve - due from insiders	$(58,689)	$(58,689)
	Deferred acquisition costs	$3,196,694	$3,196,694	$3,196,684	$3,196,684
	Software development assets	$366,231	$0	$0
	TOTAL OTHER ASSETS - NET OF AMORTIZATION	$3,504,236	$3,138,005	$3,196,684	$3,196,684
15.	OTHER (ATTACH LIST)	$0	$0
16.	TOTAL ASSETS	$129,388,076	$125,276,415	$121,924,103	$112,515,257

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$1,022,785	$1,198,341	$1,883,043
	AP on behalf of Daisytek International			$(784,233)	$(1,169,138)
18.	TAXES PAYABLE		$47,137	$58,754	$108,354
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$802,801	$1,583,148	$1,112,212
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
	Interest payable		$299,438	$324,009	$255,170
	Other accounts payable and prepaid merchandise		$900,458	$1,837,869	$3,039,798
	Acrued expenses		$1,552,867	$1,960,768	$722,772
	TOTAL OTHER		$2,752,763	$4,122,646	$4,017,740
23.	TOTAL POSTPETITION LIABILITIES		$4,625,486	$6,178,656	$5,952,211

PREPETITION LIABILITIES
24.	SECURED DEBT	$58,116,360	$55,715,579	$43,380,139	$39,573,779
25.	PRIORITY DEBT	$631,989	$2,014
26.	UNSECURED DEBT	$57,946,614	$57,863,808	$56,702,184	$56,440,125
27.	OTHER (ATTACH LIST)
	Other accounts payable and prepaid merchandise	$(2,863,809)	$(4,205,207)	$(3,862,006)	$(4,146,998)
	Interest payable	$1,733,255	$1,733,255
	Accrued expenses	$6,553,875	$4,784,273	$5,299,962	$5,960,310
	Accrued Federal Income Tax			$499,883	$1,035,103
	Capital lease liability	$9,163,598	$9,163,598	$9,163,598	$9,163,598
	TOTAL OTHER	$14,586,919	$11,475,919	$11,101,437	$12,012,013
28.	TOTAL PREPETITION LIABILITIES	$131,281,882	$125,057,320	$111,183,760	$108,025,917

29.	TOTAL LIABILITIES	$131,281,882	$129,682,806	$117,362,416	$113,978,128

EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(1,893,806)	$(1,893,806)	$(1,893,806)	$(1,893,806)
31.	POSTPETITION CUMULATIVE		$(3,581,423)	$5,386,656	$(637,902)
	PROFIT OR (LOSS)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$1,068,838	$1,068,837	$1,068,837
33.	TOTAL EQUITY	$(1,893,806)	$(4,406,391)	$4,561,687	$(1,462,871)

34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$129,388,076	$125,276,415	$121,924,103	$112,515,257

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated	ACCRUAL BASIS-2
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH	MONTH	MONTH
		5/7/03-5/31/03	June 30, 2003	July 31, 2003
REVENUES
1.	GROSS REVENUES	$391,202	$4,852,402	$3,879,858
2.	LESS: RETURNS & DISCOUNTS	$143,807	$127,419	$125,849
3.	NET REVENUE	$247,395	$4,724,983	$3,754,009
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$311,739	$8,842,794	$8,657,295

8.	GROSS PROFIT	$(64,344)	$(4,117,811)	$(4,903,286)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$102,369	$102,369	$128,975
10.	SELLING & MARKETING	$2,507	$(914)	$291
11.	GENERAL & ADMINISTRATIVE	$830,139	$1,333,895	$1,015,309
12.	RENT & LEASE	$721,600	$950,650	$628,622
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$1,656,615	$2,386,000	$1,773,197

15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(1,720,959)	$(6,503,811)	$(6,676,483)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
	Intercompany management fees from subsidiaries	$101,216	$(126,521)
	TOTAL NON-OPERATING INCOME	$101,216	$(126,521)
17.	NON-OPERATING EXPENSE (ATT. LIST)
	Banking fees and other	$58,878	$35,400	$197,186
	Termination of interest rate swap	$1,644,886
	Write-off of software development costs	$366,231
	Intercompany management fee to Daisytek International	$245,022
	TOTAL NON-OPERATING EXPENSE	$2,315,017
18.	INTEREST EXPENSE	$299,438	$295,889	$391,191
19.	DEPRECIATION / DEPLETION	$204,853	$253,528	$254,050
20.	AMORTIZATION	$259,028	$296,174	$292,358
21.	OTHER (ATTACH LIST)
	(GAIN)/LOSS on sale of DSI US		$(18,653,312)	$(4,660)
	OTHER		$(690,690)
22.	NET OTHER INCOME & EXPENSES	$2,977,120	$(18,589,532)	$1,130,125
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES (FROM SCHEDULE)	$802,801	$1,036,354	$1,268,947
24.	U.S. TRUSTEE FEES	$9,000	$59,750	$18,000
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$811,801	$1,096,104	$1,286,947

27	INCOME TAX	$(1,928,457)	$2,021,538	$(3,068,997)

28.	NET PROFIT (LOSS)	$(3,581,423)	$8,968,079	$(6,024,558)

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated	ACCRUAL BASIS-3
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		MONTH	MONTH	MONTH
		5/7/03-5/31/03	June 30, 2003	July 31, 2003
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$1,296,376	$4,054,267	$5,668,345
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION	$7,419,904	$15,155,755	$4,681,925
5.	TOTAL OPERATING RECEIPTS	$7,419,904	$15,155,755	$4,681,925
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS		$7,287,602
8.	INTERCOMPANY TRANSFERS	$(538,473)	$(5,260,361)	$172,518
9.	TOTAL NON-OPERATING RECEIPTS	$(538,473)	$2,027,241	$172,518

10.	TOTAL RECEIPTS	$6,881,431	$17,182,996	$4,854,443

11.	TOTAL CASH AVAILABLE	$8,177,807	$21,237,263	$10,522,788
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$528,761	$769,113	$493,080
13.	PAYROLL TAXES PAID	$144,275	$198,934	$220,214
14	SALES, USE & OTHER TAXES PAID	$20,107	$48,212	$52
15	SECURED / RENTAL / LEASES	$350,329	$618,450	$81,246
16.	UTILITIES	$202,838	$135,249	$72,022
17.	INSURANCE	$37,905	$82,381	$8,337
18.	INVENTORY PURCHASES
19.	VEHICLE EXPENSES
20.	TRAVEL	$6,637
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES	$189
24.	ADVERTISING
25	INTEREST		$380,502
26	OTHER (ATTACH LIST)			$442,839
	Bank Reconciliation Items		$293,046
	Bank Fees		$382,833	$8,022
	Paydown line of credit	$2,832,500	$12,335,441	$3,806,359
26.	TOTAL OPERATING DISBURSEMENTS	$4,123,540	$15,244,160	$5,132,171
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES		$324,757	$1,232,974
28.	U.S. TRUSTEE FEES			$70,250
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$324,757	$1,303,224

31.	TOTAL DISBURSEMENTS	$4,123,540	$15,568,917	$6,435,395

32.	NET CASH FLOW	$2,757,891	$1,614,079	$(1,580,952)

33.	CASH - END OF MONTH	$4,054,267	$5,668,345	$4,087,393

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated	ACCRUAL BASIS-4
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
			31-May-03	30-Jun-03	31-Jul-03
ACCOUNTS RECEIVABLE AGING
1.	0-30	$16,882,250	$6,628,374	$1,063,688	$1,105,402
2.	31-60	$1,733,157	$3,542,225	$3,789,793	$372,107
3.	61-90	$474,006	$1,208,271	$1,780,930	$3,029,599
4.	91+	$2,734,808	$3,001,269	$3,773,231	$5,113,022

5.	TOTAL ACCOUNTS RECEIVABLE	$21,824,221	$14,380,139	$10,407,642	$9,620,130
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$4,501,107	$4,501,421	$4,319,773	$4,181,775

7.	ACCOUNTS RECEIVABLE (NET)	$17,323,114	$9,878,718	$6,087,869	$5,438,355

AGING OF POSTPETITION TAXES AND PAYABLES

		0-30 DAYS	31-60 DAYS	61-90 DAYS	MONTH: July 31, 2003	TOTAL
					91+ DAYS
TAXES PAYABLE
1.	FEDERAL	$83,722	$0	$0	$0	$83,722
2.	STATE	$24,632	$0	$0	$0	$24,632
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0

5.	TOTAL TAXES PAYABLE	$108,354	$0	$0	$0	$108,354

6.	ACCOUNTS PAYABLE	$119,095	$563,664	$30,464	$681	$713,905

				*Rejected Leases
STATUS OF POSTPETITION TAXES

		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	MONTH: July 31, 2003	ENDING TAX LIABILITY
				AMOUNT PAID
FEDERAL
1.	WITHHOLDING**	$23,006	$158,124	$124,818	$56,312
2.	FICA-EMPLOYEE**	$9,924	$49,049	$45,354	$13,619
3.	FICA-EMPLOYER**	$9,924	$49,049	$45,354	$13,619
4.	UNEMPLOYMENT	$115	$485	$428	$172
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0

7.	TOTAL FEDERAL TAXES	$42,969	$256,707	$215,954	$83,722

STATE AND LOCAL
8.	WITHHOLDING	$511	$2,462	$2,152	$821
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$569	$2,364	$2,108	$825
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$14,705	$8,333	$52	$22,986
14.	OTHER - Tennessee Corporation Annual Reports	$0	$0	$0	$0

15.	TOTAL STATE & LOCAL	$15,785	$13,159	$4,312	$24,632

16.	TOTAL TAXES	$58,754	$269,866	$220,266	$108,354

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated	ACCRUAL BASIS-5
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS

		MONTH: July 31, 2003
		Account #1	Account #2	Account #3	Account #4	Account #5	Account #6
A.	BANK:	See Below - A	Guaranty	Chase	Bank of America	Bank One	Bank of America
B.	ACCOUNT NUMBER:	See Below - A	380-1466909	88006320428	3752175743	629438797	3752175772	TOTAL
C.	PURPOSE (TYPE):	See Below - A	Payroll/Benefits	Flex Plan	Petty Cash-Bksfld	Disbursement	Depository
1.	BALANCE PER BANK STATEMENT	$4,919,820	$296,300	$4,151	$0	$0	$0	$5,220,272
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0						$0
3.	SUBTRACT: OUTSTANDING CHECKS	$577,803	$226,024	$4,870				$808,697
4.	OTHER RECONCILING ITEMS	$(535,157)	$136,480	$0			$73,891	($324,786)
5.	MONTH END BALANCE PER BOOKS	$3,806,860	$206,756	$(719)	$0	$0	$73,891	$4,086,788
6.	NUMBER OF LAST CHECK WRITTEN	208381	See Below-B

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE				CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0				$0

CASH

12.	CURRENCY ON HAND							$605

13.	TOTAL CASH - END OF MONTH							$4,087,393

Note A:

Daisytek performs a consolidated bank reconciliation. The following is the listing of bank accounts included in this reconciliation:

Bank	Account #	Purpose	Balance per Bank
Bank of America	3752175714	Master Funding	1,119,834
Bank of America	3752190663	Prof Fee Segr Acct	1,838,371
Bank of America	3752175808	Master Collections	1,187,442
Bank One	10-91081	Accts Payable	674,405
Bank One	633680996	Disbursement	81,920
Bank One	11-28503	Master Collections	0
Chase	88-05174651	Operating	17,848
Frost Nat’l Bank	966003966	Emp Benefits	0
Bank One	1571581485	Master Depository
			4,919,820

Note B: Account #2 - Item 6 - Last Check Written:

Payroll Manual Checks - Last Check# is 4011.

Payroll Computer Checks - last Check# is 300070.

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated	ACCRUAL BASIS-6
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: July 31, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	Dale Booth	Salary	$54,596	$129,980	*See Note Below
2.	Ralph Doherty	Salary	$16,772	$45,940
3.	Jack Kearney	Salary	$24,062	$65,908
4.	Eric Logan	Salary	$16,772	$45,942
5.	Peter Wharf	Salary	$16,772	$45,942
6.	TOTAL PAYMENTS TO INSIDERS		$128,975	$333,713

*	Bonus Payment to D. Booth in July was repaid in August ($11,250).

PROFESSIONALS
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Vinson & Elkins		$801,947	$477,190	$801,947	$490,435
2.	FTI	n/a	$282,191	$138,271	$138,271	$240,149
3.	Rochelle Elrod Hutcheson	n/a	$123,351	$123,352	$123,352	$129,733
4.	Deloitte & Touche	n/a	$404,558	$394,163	$394,163	$235,395
5.	US Trustee	n/a	$86,750	$70,250	$70,250	$16,500
6	Houlihan	n/a	$50,000	$100,000	$100,000	$0	**
7	TOTAL PAYMENTS TO PROFESSIONALS		$1,748,798	$1,303,224	$1,627,982	$1,112,212

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
**	Duplicate payments made to Houlihan in July.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. L&B Depp Entreprises II	81,245.61	81,245.61	0.00
2. Tejon Dermody Industrial (June and May Stub period)	167,559		167,558.56
3. New York Life Southpark (June and May Stub Period)	217,835		217,835.48
4. Selkirk Ventures (June and May Stub)	232,388		232,387.98
5. Proterra Properties	Out of Facility
6. MRE, Inc	185	0.00	185.00
7 Bank One Texas Leasing Corp	897	0.00	896.56
8. Raymond Leasing (Sch 82369)	3,281	0.00	3,280.75
9. Raymond Leasing (Sch 823610)	997	0.00	996.64

ACCRUAL BASIS - 6

10. Raymond Leasing (Sch 823611)	235.00	0.00	235.00
11. Raymond Leasing (Sch 823613)	1,937.80	0.00	1,937.80
12. Raymond Leasing (Sch 82614)	3,759.30	0.00	3,759.30
13. American Business Machines Co	98.67	0.00	98.67
14. Canon Financial Services	363.51	0.00	363.51
15. GATX Schedule #10	7,567.77	0.00	7,567.77
16. GATX Schedule #1	6,213.83	0.00	6,213.83
17. IOS Capital Inc	667.54	0.00	667.54
18. IOS Capital Inc	8,579.46	0.00	8,579.46
19. IOS Capital Inc	525.00	0.00	525.00
20. Deutsche Financial Services Corporation	6,515.54	0.00	6,515.54
21. Wells Fargo Equipment Finance	14,165.00	0.00	14,165.00
22 GE Public Finance, Inc Schedule 1	22,655.91	0.00	22,655.91
23 GE Public Finance, Inc Schedule 2	15,304.19	0.00	15,304.19
24 GE Public Finance, Inc Schedule 3	9,550.97	0.00	9,550.97
25. CitiCorp Del—Lease Inc	363.51	0.00	363.51
26. General Electric Capital Corporation Sch 2	6,767.19	0.00	6,767.19
27. General Electric Capital Corporation Sch 3	109,952.08	0.00	109,952.08
28. General Electric Capital Corporation Sch 4	13,774.08	0.00	13,774.08
29. General Electric Capital Corporation Sch 5	24,685.45	0.00	24,685.45
30. General Electric Capital Corporation Sch 6	47,090.79	0.00	47,090.79
31. General Electric Capital Corporation Sch 7	9,709.96	0.00	9,709.96
32. General Electric Capital Corporation Sch 8	16,504.55	0.00	16,504.55
33. General Electric Capital Corporation Sch 9	7,867.78	0.00	7,867.78
34. General Electric Capital Corporation Sch 10	10,270.06	0.00	10,270.06
35. General Electric Capital Corporation Sch 11	4,994.75	0.00	4,994.75
36. Fleet Capital Corporation Schedule 34049-001	18,092.65	0.00	18,092.65
37. Fleet Capital Corporation Schedule 34049-00902	1,037.22	0.00	1,037.22
38. Fleet Capital Corporation Schedule 32585-002	13,543.97	0.00	13,543.97
39. Fleet Capital Corporation Schedule 32585-003	19,936.19	0.00	19,936.19
40. Fleet Capital Corporation Schedule 32585-004	1,431.20	0.00	1,431.20
41. IBM Credit Corporation Schedule 001	1,264.00	0.00	1,264.00
42. IBM Credit Corporation Schedule 002	1,264.00	0.00	1,264.00
43. IBM Credit Corporation Schedule 003	1,264.00	0.00	1,264.00
44. IBM Credit Corporation Schedule 004	1,264.00	0.00	1,264.00
45. IBM Credit Corporation Schedule 005	221.00	0.00	221.00
46. IBM Credit Corporation Schedule 006	221.00	0.00	221.00
47. IBM Credit Corporation Schedule 007	775.00	0.00	775.00
48. IBM Credit Corporation Schedule 008	908.00	0.00	908.00
49. IBM Credit Corporation Schedule 009	3,073.00	0.00	3,073.00
50. IBM Credit Corporation Schedule 010	475.00	0.00	475.00
51. IBM Credit Corporation Schedule 011	810.00	0.00	810.00
52. IBM Credit Corporation Schedule 012	1,334.00	0.00	1,334.00
53. IBM Credit Corporation Schedule 013	3,528.00	0.00	3,528.00
54. IBM Credit Corporation Schedule 014	4,922.00	0.00	4,922.00
55. IBM Credit Corporation Schedule 015	10,266.00	0.00	10,266.00
56. IBM Credit Corporation Schedule 016	1,765.00	0.00	1,765.00
57. IBM Credit Corporation Schedule 017	2,839.00	0.00	2,839.00
58. IBM Credit Corporation Schedule 018	4,193.00	0.00	4,193.00
59. IBM Credit Corporation Schedule 019	22,426.00	0.00	22,426.00
60. IBM Credit Corporation Schedule 020	37,838.00	0.00	37,838.00
61. IBM Credit Corporation Schedule 021	9,350.00	0.00	9,350.00
62. IBM Credit Corporation Schedule 022	1,169.00	0.00	1,169.00
63 Plano Parkway Self Storage	668.22		668.22

6. TOTAL	1,220,384.72	81,245.61	1,139,139.11

ACCRUAL BASIS - 6

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated	ACCRUAL BASIS-7
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: July 31, 2003

QUESTIONNAIRE                        6/1/03-6/26/03

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		x
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See attachments for Questions 1, 4 and 11

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER	X
NECESSARY INSURANCE COVERAGES IN EFFECT?
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Property	Royal Indemnity Company	5/1/03 - 5/1/04	$409,804	annual
General Liability	St. Paul Fire & Marine Insurance Company	5/1/03 - 5/1/04	$75,084	annual
Business Auto	St. Paul Fire & Marine Insurance Company	5/1/03 - 5/1/04	$57,345	annual
Workers’ Compensation	St. Paul Fire & Marine Insurance Company	5/1/03 - 5/1/04	$297,172	annual
Cargo	Indemnity Insurance Company of North America	5/1/03 - 5/1/04	$108,500	annual
Umbrella Liability (primary layer)	St. Paul Fire & Marine Insurance Company	5/1/03 - 5/1/04	$50,974	annual
Umbrella Liability (excess layer)	Federal Insurance Co.	5/1/03 - 5/1/04	$30,300	annual
Fiduciary Liability	Federal Insurance Co.	4/1/03 - 4/1/04	$9,000	annual
Primary Directors & Officers	National Union Fire Insurance Company	4/1/03 - 4/1/04	$1,100,000	annual
Excess D&O (1st layer)	XL Specialty Insurance Co.	4/1/03 - 4/1/04	$1,250,000	annual
Extended Reporting Period Purchased Excess D&O (1st layer)	St. Paul Mercury Insurance Company	4/1/03 - 4/1/04	$354,375	annual
Extended Reporting Period Purchased Excess D&O (2nd layer)	Twin City Fire Insurance Company	4/1/03 - 4/1/04	$187,500	annual
Crime	Gulf Insurance Company	4/1/03 - 4/1/04	$27,250	annual

CASE NAME:	Daisytek, Incorporated
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11

July 31, 2003

MOR 7, QUESTION 4 SUPPORT

Sum of AMT$
Address Number	VENDOR NAME	Total
24825103	AVAYA, INC		-63.04
24800061	COMPUTER SHARE DZTK		-10,957.50
17673797	CSD IMAGING SUPPLIES INC(T)		-134,677.07
28034595	INTEGRATED WAREHOUSING		-22,500.00
20262453	JAMES AVERY CRAFTSMAN INC		-196.18
10237804	LAKE ERIE SYSTEMS & SVCS		-56.68
13562301	LASER CART RECHARGING SERV		-225.81
50397044	M.O.R.E. COMPUTER SUPPLIES		-523.70
28052072	NIAGARA MOHAWK		-31,988.79
28017269	RELIASTAR LIFE INSURANCE CO		-4,443.75
20287909	ROBIN INDUSTRIES		-1,634.81
12898217	SHELBY COUNTY TRUSTEE’S OFFICE		-51.76
28023423	STATE OF NEW JERSEY		-116.41
13567364	STATE OF NEW JERSEY - CBT		-1,079.76

Grand Total			-208,515.26